Exhibit 99.1

TOYOTA FINANCIAL SERVICES 1 Presentation Materials for Investors June 2022

TOYOTA FINANCIAL SERVICES 2 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Reform Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation. • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the forward - looking statements. • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation. • Investors and others should note that we announce material financial information using the investor relations section of our corporate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website.

Disclaimer

- This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.
- These statements are based on current expectations and currently available information.
- Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation ("TMCC").
- We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.
- This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.
- Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.
- This presentation and its contents are directed only at and may only be communicated to (a) persons in member states of the European Economic Area who are "qualified investors" within the meaning of Article 2 of the Prospectus Regulation (EU) 2017/1129 and (b) persons in the United Kingdom who are "qualified investors" within the meaning of Article 2 of the Prospectus Regulation (EU) 2017/1129 as it forms part of United Kingdom domestic law by virtue of the European Union (Withdrawal) Act 2018 who are (i) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (ii) high net worth entities and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, or (iii) other persons to whom it may otherwise lawfully be communicated (all such persons in (a) through (b) are collectively referred to as "Relevant Persons"). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons.
- This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the Euro Medium Term Note Programme base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated 17 September 2021 as supplemented from time to time (together, the "Prospectus") together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www.londonstockexchange.com/exchange/news/market-news/marketnewshome.html. Investors should read the Prospectus before making an investment decision in order to fully understand the potential risks and rewards associated with the decision to invest in any securities of TMCC issued under the Euro Medium Term Note Programme. Approval of the Prospectus by the Central Bank of Ireland and the Financial Conduct Authority should not be understood as an endorsement of securities issued by TMCC under the Euro Medium Term Note Programme.
- Investors and others should note that we announce material financial information using the investor relations section of our corporate website (http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed (http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

TOYOTA FINANCIAL SERVICES 3

TOYOTA FINANCIAL SERVICES 4 Toyota’s Global Business Markets vehicles in approximately 200 countries and regions 50 overseas manufacturing organizations in 27 countries and regions besides Japan AUTOMOTIVE Design, Manufacturing, Distribution Consumer Financing Dealer Support & Financing Banking Securities Services Ancillary Products & Services OTHER BUSINESSES Housing Marine Telecommunications e - Business Intelligent Transport Services Biotechnology & Afforestation

TMC Financial Highlights

Sales Revenues


Twelve Months Ended, Mar 31
¥29,866.5
¥27,214.5
¥31,379.5
2020
2021
2022

Operating Income


Twelve Months Ended, Mar 31
¥2,399.2
¥2,197.7
¥2,995.6
2020
2021
2022

Net Income


Twelve Months Ended, Mar 31
¥2,036.1
¥2,245.2
¥2,850.1
2020
2021
2022

Total Liquid Assets(1)


As of Mar 31
¥8,602.6
¥11,579.4
¥10,517.3
2020
2021
2022

Capital Expenditures (2)


¥1,372.3
¥1,293.2
¥1,343.0
FY20
FY21
FY22

R&D Expenditures (3)


¥1,110.3
¥1,090.4
¥1,124.2
FY20
FY21
FY22

¥ in billions

TMC has adopted International Financial Reporting Standards (IFRS) beginning with the first quarter of the fiscal year ended March 2021

(1) Cash and cash equivalents, time deposits, public and corporate bonds and its investment in monetary trust funds, excluding in each case those relating to financial services

(2) Capital Expenditures do not include vehicles in operating lease or right of use assets

(3) R&D activity related expenditures incurred during the reporting period

Source: *TMC Q4 FY2020 Financial Summary; TMC Q4 FY2021 Financial Summary, TMC Q4 FY2022 Financial Summary*

TOYOTA FINANCIAL SERVICES 5

TOYOTA FINANCIAL SERVICES 6 Toyota USA Operations by the Numbers 1. All data as of December 2020, except where noted 2. Toyota vehicles and components assembled using U.S. and globally sourc ed parts 3. Parts, materials and components (CY2020). Goods and Services (CY 2020) 4. As of Dec. 31, 2020 5. Based on Toyota dat a. Includes direct and dealer employees 6. Including our joint venture plant in Alabama. 7. Includes U.S. (not HI) and Puerto Rico 8. Global est ima te based on FY18 projections of Toyota Motor Corporation 9. As of CY 2020 10. 2015 Center for Automotive Research Study. Incl ude s direct, dealer and supplier employees, and jobs created through their spending. Source : Toyota USA website

TOYOTA FINANCIAL SERVICES 7 Toyota Operations Across the US Source : Toyota USA website

TOYOTA FINANCIAL SERVICES 8 Toyota Motor North America, Inc. $33.5B+ Direct investment in the U.S. as of December 30, 2021 30M+ Vehicles assembled in US since 1986 with over 60 years of US presence $5.1B 2021 announced new investments into U.S. manufacturing operations to support electrification efforts. 25% TMNA sales came from alternative power vehicles in CY2021 41%+ Share of the total alternative fuel vehicle market (includes HEVs, BEVs, PHEVs, FCEVs) 70 Electrified models expected globally by 2025 Source : Toyota Motor North America, Inc. Reports

TOYOTA FINANCIAL SERVICES 9 Toyota and Lexus 3 rd Party Accolades Quality, dependability, safety and product appeal remain high as reflected by numerous 3 rd party accolades 2021 Fortune Toyota ranked one of the “World’s Most Admired Companies” and named the No. 1 Motor Vehicle company (7 th year running) 2022 IIHS Top Safety Pick Awards 12 qualifying Toyota models (8 pick+) 6 qualifying Lexus models (4 pick+) 2022 Kelley Blue Book Lowest 5 - Year Cost to Own Brand Toyota and Lexus 2022 J.D. Power and Associates Vehicle Dependability Survey Toyota tied for the most segment awards. Toyota listed as the brand with the fewest reported problems after three years of ownership. 2021 Kelley Blue Book Most Awarded Brands No. 1 on Kelley Blue Book’s 10 most Awarded Brands 2022 MY NHTSA 5 - Star Overall Rating 21 Toyota models 10 Lexus models 2022 U.S. News Best Cars for the Money Toyota Avalon winner of best large car; RAV4 Hybrid, Corolla, Camry and Camry Hybrid all finalists in their categories 2022 Kelley Blue Book Best Resale Value Brand Toyota/Lexus takes title with 5 category wins; Lexus with 3 category wins. May 2021 IIHS Used Vehicle List Best Choices for Teens 6 Toyota vehicles 1 Lexus vehicle US News: The 14 Cars with the Best Gas Mileage in 2022 5 Toyota models 2 Lexus models 2021 Interbrand Best Global Brands Toyota named world’s most valuable automotive brand 2022 U.S. News Best Cars for Families Highlander Hybrid winner for best hybrid & electric SUV; Avalon winner for best large car; Camry, Camry Hybrid, Avalon Hybrid and RAV4 are all finalists in their categories

TOYOTA FINANCIAL SERVICES 10 Toyota and Lexus Vehicle Highlights RAV4 (Hybrid/Prime) Sienna (Hybrid) Tundra Camry (Hybrid/AWD) Sequoia Venza (Hybrid) Lexus RZ (BEV) bZ4x (BEV)

TOYOTA FINANCIAL SERVICES 11 Battery EV Development Global Battery EV vehicles sales by 2030 Total BEVs 3.5 million Includes 1 million Lexus BEVs (Lexus 100% BEVs in N. America, Europe, and China) Toyota’s investment in electrification 1 (R&D and CAPEX) BEVs 4 trillion yen (incl. 2 trillion yen for batteries) HEVs PHEVs FCEVs 4 trillion yen Total 8 trillion yen (1) Investment amount from 2022 to 2030 (9 years) Source : Toyota Global Newsroom website (December 2021)

TOYOTA FINANCIAL SERVICES 12 Toyota CASE Technologies TRI - P4 e - Palette Fuel Cell and Battery Electric Connected Autonomous Shared Electric

TOYOTA FINANCIAL SERVICES 13 Toyota Financial Services

TOYOTA FINANCIAL SERVICES 14 TFS Group Global Presence JAPAN REGION EUROPE/AFRICA REGION CHINA REGION ASIA/PACIFIC REGION AMERICAS OCEANIA REGION Finland Sweden Norway Denmark Vietnam Netherlands Ireland Germany UK France Czech Poland Slovakia Hungary Portugal Spain Italy Kazakhstan China Korea Japa n Taiwan India Thailand Russia Philippines Malaysia Indonesia South Africa Australia New Zealand Argentina Brazil Venezuela Mexico Puerto Rico Canad a U.S.A. Colombia

TOYOTA FINANCIAL SERVICES 15 Toyota Motor Credit Corp (TMCC) Toyota Motor Corporation (TMC)  Toyota Financial Services Corporation (TFSC)  Toyota Motor Credit Corporation (TMCC) • Over 4.7 million active finance contracts (1) • A+/A1/A+ (2) rated captive finance company by S&P/Moody’s/Fitch • Credit support agreement structure with TFSC/TMC (3) (1) As of June 2022 . Source : Company Reports (2) S&P, Fitch and Moody’s Outlook Stable (3) The Credit Support Agreements do not apply to securitization transactions

TOYOTA FINANCIAL SERVICES 16 TMCC Products and Services ▪ Dealer Financing • Wholesale • Real Estate • Working Capital • Revolving Credit Lines ▪ Consumer Financing • Retail • Lease ▪ Voluntary Protection Products • Service Agreements • Prepaid Maintenance • Guaranteed Auto Protection • Excess Wear & Use • Tire & Wheel • Key Replacement Protection • Used Vehicle Limited Warranty Source : TMCC M arch 31, 2022, 10 - K. Reflects Operating Lease and Retail Financing revenues; Dealer Financing revenues; and Voluntary protection contract revenues and insurance earned premiums for the twelve months ended March 31, 2022 90% 2% 8% $12.94B FY 2022 Revenue

TOYOTA FINANCIAL SERVICES 17 Field Organization Overview TFS HQ Customer Service Center (CSC) Plano, TX Phoenix, AZ Cedar Rapids, IA Baltimore, MD Atlanta, GA Henderson, NV Dealer Service Center (DSC) Toyota Financial Savings Bank Restructuring to better serve customers by relocating and streamlining customer service operations and investing in new technology (1) (1) On March 24, 2021, TMCC announced it will restructure its customer service operations to better serve its customers by re loc ating and streamlining customer service operations and investing in new technology. TMCC is in the process of moving its three regional customer service centers to be co - located with regional dealer service centers in Chandler, AZ (Wes t Region), Plano, TX (Central Region) and Alpharetta, GA (East Region)

TOYOTA FINANCIAL SERVICES 18 TMCC Earning Asset Composition $ in billions TMCC has adopted Accounting Standard Update “ASU” 2016 - 13 effective starting April 1, 2020 Source: TMCC March 31, 2019 10 - K, March 31, 2020 10 - K, March 31, 2021 10 - K, & March 31, 2022 10 - K 38.7 37.9 36.4 37.1 35.5 52.3 53.0 56.4 65.6 72.2 17.3 17.5 17.6 13.5 10.2 $108.3 $108.4 $110.4 $116.2 $117.9 Mar-18 Mar-19 Mar-20 Mar-21 Mar-22 Total Managed Assets Lease Retail Wholesale 9% 61% 30% 40.4 41.9 44.0 43.9 49.1 11.9 11.1 12.4 21.7 20.9 $52.3 $53.0 $56.4 $65.6 $72.2 0 20 40 60 Mar-18 Mar-19 Mar-20 Mar-21 Mar-22 Retail Assets Unencumbered Sold 71% 29% 33.0 32.6 30.8 30.5 23.6 5.7 5.3 5.6 6.6 11.9 $38.7 $37.9 $36.4 $37.1 $35.5 0 10 20 30 40 50 Mar-18 Mar-19 Mar-20 Mar-21 Mar-22 Lease Assets Unencumbered Sold 66% 34%

TOYOTA FINANCIAL SERVICES 19 TMCC Financial Performance $ in millions TMCC has adopted Accounting Standard Update “ASU” 2016 - 13 effective starting April 1, 2020 (1) 60+ Days Delinquent, Allowance for Credit Losses, and Net Credit Losses : percentage of gross earning assets (2) Allowance for Credit Losses : the quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before all owa nce for credit losses). The previously reported Allowance for Credit Loss as of March 31, 2020, has been adjusted for consist enc y with the current period presentation. (3) Net Credit Losses : results are annualized and for Finance Receivables only Source: TMCC March 31, 2021 10 - K & March 31, 2022 10 - K $12,029 $11,799 $11,920 2020 2021 2022 Twelve Months Ended, Mar 31 Total Financing Revenues $3,630 $4,931 $5,662 2020 2021 2022 Net Financing and Other Revenues Twelve Months Ended, Mar 31 $913 $2,017 $2,535 2020 2021 2022 Net Income Twelve Months Ended, Mar 31 0.41% 0.27% 0.43% 0.34% 0.20% 0.26% 2020 2021 2022 60+ Days Delinquent (1) Retail Lease As of Mar 31 0.97% 1.47% 1.49% 2020 2021 2022 As of Mar 31 Allowance for Credit Losses (1)(2) 0.44% 0.29% 0.22% 2020 2021 2022 Net Credit Losses (1)(3) Twelve Months Ended, Mar 31

TOYOTA FINANCIAL SERVICES 20 TMCC Funding Programs

TMCC Funding Program Overview

Highly Liquid and Well Diversified

P-1 | A-1+ | F-1

Direct Issue
Commercial Paper Program

$23B

Undrawn Committed Bank
Credit Facilities[(1)]

$9.1B

Average Liquidity Portfolio
Balance for FY22

$73B +

Unencumbered
Retail Loans and Leases

EUR
NZD JPY
USD
GBP AUD

Global Issuance Capacity

Intercompany Lending
Infrastructure

Investor Focused

Long-Term Perspective

Best-in-Class Execution

Responsive

Flexible

Innovative

Diversity & Inclusion



GREEN BACKED



November 2017
TOYOTA MOTOR CREDIT CORPORATION
TMCC
Toyota Motor Credit Corporation
€600mn 0.00% Green Notes due 2021
€600mn 0.625% Notes due 2024
BARCLAYS
BNP PARIBAS
ING
UniCredit



TOYOTA MOTOR CREDIT CORPORATION
TMCC
TOYOTA
DIVERSITY | INCLUSION
citi

Green Bonds

Source: *TMCC March 31, 2022, 10-K and Company Reports*
(1) As of March 31, 2022, includes $3.8B of available credit in a revolving asset-backed facility

TOYOTA FINANCIAL SERVICES 21

TOYOTA FINANCIAL SERVICES 22 Commercial Paper Highlights P – 1 | A – 1+ | F1 Moody’s S&P Fitch Highest Short - Term Ratings TCCI TFA TMCC TMFNL TCPR Five Distinct Programs $15.0B | $4.6B Syndicated Other Backed by $19.6B of Committed Bank Credit (1) $17.2B Average Outstanding Balance TMCC and TCPR during FY22 700+ Investors State and Local, Corporates, Pension Funds, Asset Managers, Financial Institutions DOCP <GO> Rates Posted Daily on Bloomberg Source : TMCC March 31, 2022, 10 - K and Company Reports (1) As of March 31, 2022

TOYOTA FINANCIAL SERVICES 23 TMCC FY 2022 Funding Overview As of March 31, 2022 (1) Net of retained (2) Funding from asset - backed loans and ABCP Conduits Figures may not add up to 100% due to rounding ABS , 45% Global , 33% MTN , 12% Other , 7% Uridashi , 2% $37.3B Term Debt Funded FY2022 $20.6B $9.1B $7.6B Unsecured Public and 144A ABS (1) Private ABS (2)

TOYOTA FINANCIAL SERVICES 24 Diversification in Debt Offerings As of March 31, 2022 $ in millions (1) EMTN total outstanding balance includes the effect of cross - currency interest rate swaps and differs from amounts shown in T MCC’s financial statements.

TOYOTA FINANCIAL SERVICES 25 Funding Flexibility and Responsiveness (1) Unsecured U.S. MTN issuances, excluding Structured Notes and Retail Demand Notes Percentages may not add to 100% due to rounding Source: Company Reports 37% 49% 73% 45% 47% 51% 38% 20% 45% 44% 12% 13% 8% 10% 10% FY18 FY19 FY20 FY21 FY22 Diversification Across the USD Curve (1) <=2yrs 3-5yrs 7-10yrs

TOYOTA FINANCIAL SERVICES 26 Retail Loan and Lease Origination and Portfolio Performance

TOYOTA FINANCIAL SERVICES 27 Credit Decisioning & Collections Disciplined Underwriting Consistent and conservative underwriting standards designed to limit delinquencies and credit losses • Key mission is to support Toyota and Lexus brand and vehicle sales • Continued focus on prime originations • Proprietary credit scores that leverage TMCC’s extensive origination history • Regular statistical validations of predictive power Servicing Optimization Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth • Emphasis on early intervention • Reinforcement of strong compliance management system • Focus on analytics and technology to prioritize high risk accounts and manage loss severities

TOYOTA FINANCIAL SERVICES 28 Retail Loan: Cumulative Net Losses by Vintage Source : Company Reports as of March 31, 2022

TOYOTA FINANCIAL SERVICES 29 Retail Loan Managed Portfolio Performance Source: Company Reports as of March 31, 2022 $67 $63 $56 $53 $53 $50 $50 FY22 FY21 FY20 FY19 FY18 FY16 FY15 Receivables Principal Balance ($B) $63 $67 Mar 2021 Mar 2022 3.27 3.24 3.14 3.10 3.16 3.16 3.21 FY22 FY21 FY20 FY19 FY18 FY16 FY15 Contracts Outstanding (#M) 3.24 3.27 Mar 2021 Mar 2022 0.0% 0.5% 1.0% FY22 FY21 FY20 FY19 FY18 FY16 FY15 0.44% 0.33% Mar 2021 Mar 2022 Gross Charge Offs 0.37% 0.25% Mar 2021 Mar 2022 Net Losses Performance by Principal Balance Outstanding 0.0% 0.5% 1.0% 1.5% FY22 FY21 FY20 FY19 FY18 FY16 FY15 0.49% 0.65% 0.88% 0.86% Mar 2021 Mar 2022 Mar 2021 Mar 2022% 60+D Past Due % Repossessed Performance by Contracts Outstanding

TOYOTA FINANCIAL SERVICES 30 Retail Loan Origination Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of March 31, 2022. Includes retail loans for Toyota and Lexus brands only 35% 18% 25% 16% 8% 20% 23% 23% 28% 42% 45% 60% 52% 56% 50% CY18 CY19 CY20 CY21 CY22 APR Distribution* <2.0% 2.0%-3.99% >=4.0% 735 740 731 726 732 CY18 CY19 CY20 CY21 CY22 Weighted Average FICO 68 69 70 72 72 CY18 CY19 CY20 CY21 CY22 Weighted Average Original Term 27% 32% 37% 37% 73% 68% 64% 63% CY19 CY20 CY21 CY22 New vs Used Used New

TOYOTA FINANCIAL SERVICES 31 TAOT ABS Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of March 31, 2022 760 766 2017-C 2022-B Weighted Average FICO $18,388 $23,660 2017-C 2022-B Average Principal Balance 64 66 14 11 2017-C 2022-B Original Term Remaining Term Seasoning Weighted Avg Orig and Rem Term (months) 52% 31% 48% 69% 2017-C 2022-B Receivables by Vehicle Type (%)* Sedans and Vans Trucks and SUVs

TAOT ABS Cumulative Net Losses


2010, 2011, 2012, 2013 Series
TAOT 2010-A
TAOT 2010-B
TAOT 2010-C
TAOT 2011-A
TAOT 2011-B
TAOT 2012-A
TAOT 2012-B
TAOT 2013-A
TAOT 2013-B
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1
5
9
13
17
21
25
29
33
37
41
45
49


2014, 2015, 2016 Series
TAOT 2014-A
TAOT 2014-B
TAOT 2014-C
TAOT 2015-A
TAOT 2015-B
TAOT 2015-C
TAOT 2016-A
TAOT 2016-B
TAOT 2016-C
TAOT 2016-D
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1
5
9
13
17
21
25
29
33
37
41
45
49


2017, 2018, 2019 Series
TAOT 2017-A
TAOT 2017-B
TAOT 2017-C
TAOT 2017-D
TAOT 2018-A
TAOT 2018-B
TAOT 2018-C
TAOT 2018-D
TAOT 2019-A
TAOT 2019-B
TAOT 2019-C
TAOT 2019-D
0.7%
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1
5
9
13
17
21
25
29
33
37
41
45
49


2020, 2021, 2022 Series
TAOT 2020-A
TAOT 2020-B
TAOT 2020-C
TAOT 2020-D
TAOT 2021-A
TAOT 2021-B
TAOT 2021-C
TAOT 2021-D
TAOT 2022-A
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
-0.1%
1
5
9
13
17
21
25
29
33
37
41
45
49

***Source**: Company Reports as of May 15, 2022 payment date*

TOYOTA FINANCIAL SERVICES 32

TOYOTA FINANCIAL SERVICES 33 TALNT ABS Performance Source : Company Reports as of May 25, 2022 payment date 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 3mo Average 60+ Days Delinquencies Metric (%) TALNT19-1 TALNT20-1 TALNT21-1 0 0.1 0.2 0.3 0.4 0.5 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 Annualized 3mo Average Net Credit Loss Metric (%) TALNT19-1 TALNT20-1 TALNT21-1

TOYOTA FINANCIAL SERVICES 34 Lease Origination Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of March 31, 2022. Includes leases for Toyota and Lexus brands only 744 747 743 748 748 CY18 CY19 CY20 CY21 CY22 Weighted Average FICO 37 37 37 37 38 CY18 CY19 CY20 CY21 CY22 Weighted Average Lease Term 53.8% 55.1% 53.1% 55.5% 56.0% 30.8% 27.7% 26.0% 25.6% 22.0% 8.1% 9.7% 11.7% 10.9% 13.7% 7.3% 7.5% 9.2% 8.1% 8.2% CY18 CY19 CY20 CY21 CY22 Distribution of Leases by Vehicle Type CUVs Passenger Cars Light Duty Trucks SUVs 42% 43% 44% 41% 39% 58% 57% 56% 59% 61% CY18 CY19 CY20 CY21 CY22 Make Lexus Toyota

TOYOTA FINANCIAL SERVICES 35 Lease Managed Portfolio Performance Source: Company Reports as of March 31, 2022 $32 $37 $40 $41 $42 $41 $38 FY22 FY21 FY20 FY19 FY18 FY17 FY16 Lease Portfolio Balance ($B) $37 $32 Mar 2021 Mar 2022 1.06 1.25 1.36 1.44 1.48 1.44 1.38 FY22 FY21 FY20 FY19 FY18 FY17 FY16 Contracts Outstanding (#M) 1.25 1.06 Mar 2021 Mar 2022 -0.5% 0.0% 0.5% 1.0% FY22 FY21 FY20 FY19 FY18 FY17 FY16 0.20% 0.03% Mar 2021 Mar 2022 Gross Charge Offs 0.14% - 0.04% Mar 2021 Mar 2022 Net Losses Performance by Lease Balance Outstanding 0.0% 0.5% 1.0% 1.5% FY22 FY21 FY20 FY19 FY18 FY17 FY16 0.22% 0.29% 0.38% 0.25% Mar 2021 Mar 2022 Mar 2021 Mar 2022% 60+D Past Due % Repossessed Performance by Contracts Outstanding

TOYOTA FINANCIAL SERVICES 36 Lease: Cumulative Net Credit Losses by Vintage Source : Company Reports as of March 31 , 2022 2015 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% 0.9% 1.0% 1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 61 65 69 73 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

TOYOTA FINANCIAL SERVICES 37 TLOT ABS Characteristics *Percentages may not sum to 100% due to rounding Source: Company Reports as of March 31, 2022 773 772 772 2021-A 2021-B 2022-A Weighted Average FICO 67.5% 69.2% 68.7% 2021-A 2021-B 2022-A Base Residual as % of Initial Securitization Value 38 38 38 28 27 28 10 11 11 2021-A 2021-B 2022-A Original Term Remaining Payments Seasoning Weighted Avg Original and Remaining Payments 55.6% 55.0% 57.0% 31.1% 29.5% 29.5% 8.5% 9.1% 7.5% 4.8% 6.3% 6.1% 2021-A 2021-B 2022-A CUVs Passenger Cars SUVs Light Duty Trucks Vehicle Type *

TOYOTA FINANCIAL SERVICES 38 TLOT Performance Source: Company Reports as of May 20, 2022 payment date 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 1 2 3 4 5 6 7 8 9 10 11 12 13 Cumulative Net Loss TLOT2021-A TLOT2021-B TLOT2022-A 0.00% 0.40% 0.80% 1.20% 1.60% 2.00% 2.40% 2.80% 1 2 3 4 5 6 7 8 9 10 11 12 13 Cumulative Residual Gain (Loss) TLOT2021-A TLOT2021-B TLOT2022-A 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 1 2 3 4 5 6 7 8 9 10 11 12 13 60+ Days Delinquencies TLOT2021-A TLOT2021-B TLOT2022-A

TOYOTA FINANCIAL SERVICES 39 Appendix

TOYOTA FINANCIAL SERVICES 40 TMCC Financial Performance TMCC has adopted Accounting Standard Update “ASU” 2016 - 13 effective starting April 1, 2020 (1) Percentage of gross earning assets (2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before allow anc e for credit losses) plus gross investments in operating leases (investments in operating leases before allowance for credit losses) Source : TMCC March 31, 2021 10 - K & March 31, 2022 10 - K Consolidated Income Statement (USD millions) 2020 2021 2022 Total Financing Revenues 12,029 11,799 11,920 less: Interest Expense and Depreciation 9,654 8,234 7,247 add: Other Income 1,255 1,366 989 Net Financing Revenues and Other 3,630 4,931 5,662 Net Income 913 2,017 2,535 Credit Performance 2020 2021 2022 Over 60 Days Delinquent (1) Retail 0.41% 0.27% 0.43% Lease 0.34% 0.20% 0.26% Allowance for Credit Losses (1) (2) 0.97% 1.47% 1.49% 2020 2021 2022 Net Credit Losses (1) 0.44% 0.29% 0.22% Fiscal Year Ended March 31, Fiscal Year Ended March 31, March 31,

TOYOTA FINANCIAL SERVICES 41 Credit Support Agreement TFSC Credit Support Agreement Securities (1) issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC • TFSC will own 100% of TMCC • TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding • If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds avail abl e to TMCC to ensure that all such payment obligations are paid as due • Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyot a t o provide a rating has confirmed no change in rating of all such securities TMC Credit Support Agreement TFSC in turn has the benefit of a credit support agreement with TMC • Same key features as TFSC/TMCC credit support agreement • TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding TFSC’s and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations (1) “Securities” defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include asset - backed securities issued by TMCC’s securitization trusts.

Retail Loan Origination Profile

TMCC Retail Auto Loan Originations

Original Summary Characteristics by Vintage Origination Year:	2018	2019	2020	2021	2022
Number of Pool Assets	847,020	948,970	1,007,542	1,053,629	257,453
Original Pool Balance	$24,306,812,650	$27,579,012,944	$30,738,117,735	$34,544,936,474	$9,048,327,593
Average Initial Loan Balance	$28,697	$29,062	$30,508	$32,787	$35,146
Weighted Average Interest Rate	4.09%	5.02%	4.48%	4.91%	4.78%
Weighted Average Original Term	68 Months	69 Months	70 Months	72 Months	72 Months
Weighted Average FICO	735	740	731	726	732
Minimum FICO	395	382	376	395	397
Maximum FICO	900	900	900	900	900
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:					
State 1	CA - 23.5%	CA - 21.3%	CA - 22.0%	CA - 23.2%	CA - 24.3%
State 2	TX - 15.0%	TX - 15.2%	TX - 15.0%	TX - 15.6%	TX - 15.6%
State 3	IL - 4.0%	VA - 4.5%	VA - 4.6%	NY - 4.2%	NY - 4.3%
State 4	PA - 3.7%	NY- 4.0%	NY - 4.1%	VA - 4.1%	MD - 3.9%
State 5	NY- 3.7%	PA - 3.9%	PA - 4.0%	MD - 3.9%	PA - 3.8%
Distribution of Receivables by Contract Rate:(1)					
Less than 2.0%	34.9%	17.6%	24.6%	16.3%	8.2%
2.0% - 3.99%	19.7%	22.6%	23.1%	28.0%	42.0%
4.0% - 5.99%	21.1%	31.1%	27.2%	29.7%	26.1%
6.0% - 7.99%	12.6%	15.3%	12.6%	13.2%	13.3%
8.0% - 9.99%	5.1%	6.0%	5.1%	5.4%	5.0%
10.0% - 11.99%	2.6%	2.8%	2.6%	2.4%	2.0%
12.0% - 13.99%	1.5%	1.8%	1.6%	1.6%	1.1%
14.0% - 15.99%	0.9%	1.0%	1.2%	1.2%	0.9%
16.0% and greater	1.6%	1.8%	2.0%	2.1%	1.5%
Total	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:					
Percentage of Non-Toyota/Non-Lexus	3.3%	3.6%	5.9%	8.2%	7.6%
Percentage of 75+ Month Term	15.4%	23.0%	28.0%	29.1%	24.2%
Percentage of Used Vehicles	23.0%	26.9%	31.6%	36.5%	36.9%

(1) Percentages may not add to 100.0% due to rounding.

Source: *Company Reports as of March 31, 2022*

TOYOTA FINANCIAL SERVICES 42

Managed Portfolio Performance – Retail Loan

TMCC Retail Loan Delinquency Experience[1]

	At March 31,				
	2022	2021	2020	2019	2018
Outstanding Contracts[2]	3,267,466	3,237,181	3,142,143	3,097,464	3,158,375
Number of Accounts Past Due in the following categories					
30 - 59 days	40,744	27,476	40,205	38,498	37,044
60 - 89 days	10,731	7,223	11,604	9,576	9,464
Over 89 days	10,389	8,500	12,219	8,240	8,063
Delinquencies as a Percentage of Contracts Outstanding[3]					
30 - 59 days	1.25%	0.85%	1.28%	1.24%	1.17%
60 - 89 days	0.33%	0.22%	0.37%	0.31%	0.30%
Over 89 days	0.32%	0.26%	0.39%	0.27%	0.26%

(1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Number of contracts outstanding at end of period.
(3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made.

Source: *Company Reports*

TOYOTA FINANCIAL SERVICES 43

Managed Portfolio Performance – Retail Loan

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) [1]

	For the Fiscal Years Ended March 31,				
	2022	2021	2020	2019	2018
Principal Balance Outstanding (2)	$67,146,402	$62,833,053	$56,265,888	$53,236,380	$52,760,041
Average Principal Balance Outstanding (3)	$64,989,727	$59,549,471	$54,751,134	$52,998,211	$51,759,691
Number of Contracts Outstanding	3,267,466	3,237,181	3,142,143	3,097,464	3,158,375
Average Number of Contracts Outstanding (3)	3,252,324	3,189,662	3,119,804	3,127,920	3,169,759
Number of Repossessions (4)	28,180	28,423	34,899	35,694	38,580
Number of Repossessions as a Percent of the Number of Contracts Outstanding	0.86% (7)	0.88%	1.11%	1.15%	1.22%
Number of Repossessions as a Percent of the Average Number of Contracts Outstanding	0.87% (7)	0.89%	1.12%	1.14%	1.22%
Gross Charge-Offs (5)	$222,023	$278,833	$352,213	$323,962	$351,634
Recoveries (6)	$54,989	$47,917	$49,191	$48,871	$49,567
Net Losses	$167,034	$230,916	$303,022	$275,091	$302,067
Net Losses as a Percentage of Principal Balance Outstanding	0.25% (7)	0.37%	0.54%	0.52%	0.57%
Net Losses as a Percentage of Average Principal Balance Outstanding	0.26% (7)	0.39%	0.55%	0.52%	0.58%

(1) The net loss and repossession data reported in this table includes all retail installments sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMC.
(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal balance for actuarial contracts. Actuarial contracts do not comprise any of the Receivables.
(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.
(4) Includes bankrupt repossessions but excludes bankruptcies.
(5) Amount charged off is the principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and dealer reserve chargebacks.
(7) Annualized

Source: *Company Reports*

TOYOTA FINANCIAL SERVICES 44

Retail Loan ABS Comparison

Original Summary Characteristics by Prior Securitization:	TAOT 2019-C	TAOT 2019-D	TAOT 2020-A	TAOT 2020-B	TAOT 2020-C	TAOT 2020-D	TAOT 2021-A	TAOT 2021-B	TAOT 2021-C	TAOT 2021-D	TAOT 2022-A	TAOT 2022-B
Number of Pool Assets	72,045	99,197	97,464	67,524	86,264	87,460	89,958	78,636	75,689	75,426	77,985	77,626
Initial Pool Balance	$1,344,769,909.63	$1,872,859,970.50	$1,855,904,868.20	$1,275,392,995.27	$1,659,837,859.33	$1,652,997,849.97	$1,822,777,183.00	$1,666,956,330.00	$1,666,028,014.87	$1,667,553,462.91	$1,775,873,551.06	$1,836,639,189.92
Average Principal Balance	$18,665.69	$18,880.21	$19,041.95	$18,888.00	$19,241.37	$18,900.04	$20,263.00	$21,198.00	$22,011.49	$22,108.47	$22,771.99	$23,660.10
Weighted Average Interest Rate	2.74%	2.98%	3.20%	3.26%	3.43%	3.46%	3.06%	3.08%	3.05%	3.15%	3.27%	3.27%
Weighted Average Original Term	66	66	66	66	66	66	65	65	65	66	66	66
Weighted Average Remaining Term	50	50	50	49	50	50	51	53	53	54	55	55
Weighted Average FICO	762	766	766	767	769	769	769	767	767	765	765	766
Minimum FICO	620	620	620	620	620	620	620	620	620	620	620	620
Maximum FICO	900	900	900	900	900	900	900	900	900	900	900	900
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate initial principal balance:												
State 1	CA – 24.8%	CA – 25.0%	CA – 24.7%	CA – 24.2%	CA – 23.8%	CA – 23.3%	CA – 23.7%	CA – 26.0%	CA – 26.4%	CA – 26.8%	CA – 26.9%	CA – 28.2%
State 2	TX – 14.8%	TX – 14.9%	TX – 15.02%	TX – 14.8%	TX – 14.2%	TX – 13.9%	TX – 12.5%	TX – 13.0%	TX – 12.7%	TX – 13.3%	TX – 13.7%	TX – 12.9%
State 3	IL – 4.8%	IL – 4.9%	IL – 4.8%	IL – 4.7%	PA – 5.0%	IL – 4.5%	IL – 4.7%	IL – 4.5%	PA – 4.3%	PA – 4.1%	IL – 4.5%	PA – 4.0%
State 4	PA – 4.0%	PA – 3.9%	PA – 4.0%	PA – 4.1%	IL – 4.7%	PA – 4.1%	PA – 4.4%	PA – 4.4%	IL – 4.2%	IL – 4.1%	PA – 4.4%	IL – 4.0%
State 5	VA – 3.6%	VA – 3.5%	VA – 3.78%	NJ – 3.7%	VA – 3.8%	VA – 3.9%	VA – 3.8%	VA – 3.6%	NJ – 3.7%	NJ – 3.7%	VA – 3.5%	NJ – 3.7%
Distribution of Receivables by Contract Rate: [1]												
Less than 2.0%	50.71%	47.41%	43.69%	42.68%	38.24%	36.96%	45.00%	43.08%	42.69%	40.45%	37.10%	32.70%
2.0% - 3.99%	24.81%	24.73%	25.54%	25.74%	27.72%	28.73%	24.94%	27.06%	29.02%	30.30%	32.36%	38.79%
4.0% - 5.99%	15.33%	17.46%	19.11%	20.33%	22.47%	22.83%	19.64%	19.84%	19.23%	19.84%	20.96%	19.78%
6.0% - 7.99%	5.74%	6.41%	7.05%	6.95%	7.16%	7.14%	6.37%	6.08%	5.56%	5.75%	5.92%	5.34%
8.0% - 9.99%	1.93%	2.21%	2.50%	2.29%	2.36%	2.33%	2.10%	2.15%	1.91%	2.00%	2.14%	2.03%
10.0% - 11.99%	0.99%	1.09%	1.27%	1.20%	1.21%	1.16%	1.17%	1.08%	0.93%	0.98%	0.92%	0.78%
12.0% - 13.99%	0.36%	0.51%	0.57%	0.57%	0.60%	0.61%	0.53%	0.47%	0.45%	0.47%	0.40%	0.39%
14.0% - 15.99%	0.12%	0.13%	0.21%	0.18%	0.20%	0.18%	0.18%	0.18%	0.17%	0.18%	0.17%	0.15%
16.0% and greater	0.03%	0.00%	0.07%	0.06%	0.05%	0.06%	0.07%	0.05%	0.04%	0.04%	0.02%	0.04%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Distribution of Receivables by Vehicle Type: (1)												
Passenger Cars	37.82%	36.27%	34.99%	33.99%	32.60%	31.67%	30.27%	31.22%	30.22%	30.89%	32.03%	31.46%
Minivans	5.31%	5.40%	5.20%	4.83%	4.26%	4.22%	3.04%	NA	NA	NA	NA	NA
Light Duty Trucks	17.29%	18.05%	18.28%	17.87%	17.63%	17.08%	16.81%	15.87%	15.19%	14.00%	13.77%	12.83%
SUVs	39.58%	40.28%	41.53%	43.31%	45.50%	47.03%	49.87%	6.63%	6.93%	7.08%	7.01%	7.06%
CUVs (2)	NA	NA	NA	NA	NA	NA	NA	46.29%	47.66%	48.02%	47.20%	48.65%
Total	100.00%	100.00%	100.00%	100.00%	99.99%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Distribution of Receivables by Make: (1)												
Toyota and Scion	87.87%	86.99%	87.24%	87.18%	87.06%	85.87%	83.91%	83.73%	82.42%	82.40%	82.76%	80.71%
Lexus	12.13%	13.01%	12.76%	12.82%	12.94%	14.13%	16.09%	16.27%	17.58%	17.60%	17.24%	19.29%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:												
Percentage with Original Scheduled Payments > 60 month	55.30%	54.33%	54.29%	54.52%	57.35%	56.23%	49.18%	50.61%	50.46%	52.33%	54.48%	55.04%
Percentage of Used Vehicles	18.97%	20.34%	19.94%	20.86%	21.38%	23.33%	26.33%	25.41%	26.34%	27.45%	27.34%	23.26%

[1] Percentages may not add to 100.00% due to rounding

[2] Vehicles categorized in this table as "CUVs" are included in the category of "SUVs" prior to TAOT 2021-B, and vehicles categorized as "Minivans" in each securitization prior to TAOT 2021-B are categorized as "CUVs" in TAOT 2021-B.

Source: Company Reports

TOYOTA FINANCIAL SERVICES 45

Lease Origination Profile

Original Summary Characteristics by Vintage Origination Year:	2018	2019	2020	2021	2022
Number of Pool Assets	521,421	481,778	385,379	383,011	51,655
Original Pool Balance	$18,452,065,596	$17,527,285,319	$14,392,981,563	$14,903,774,629	$2,084,664,943
Average Initial Lease Balance	$35,388	$36,380	$37,348	$38,912	$40,357
Weighted Average Original Term	37	37	37	37	38
Weighted Average FICO	744	747	743	748	748
Minimum FICO	378	395	394	369	426
Maximum FICO	900	900	900	900	900
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate Net Capital Cost:					
State 1	CA - 22.6%	CA - 22.6%	CA - 21.4%	CA - 22.0%	CA - 21.0%
State 2	NY - 12.7%	NY - 11.4%	NY - 11.0%	NY - 11.5%	NY - 11.1%
State 3	NJ - 7.6%	NJ - 7.2%	NJ - 6.8%	NJ - 7.3%	FL - 8.5%
State 4	FL - 6.7%	FL - 7.0%	FL - 8.3%	FL - 8.6%	NJ - 7.9%
State 5	TX - 6.6%	TX - 6.8%	TX - 7.6%	TX - 6.9%	TX - 7.7%
Distribution of Receivables by Vehicle Type: (1)					
Passenger Cars	30.8%	27.7%	26.0%	25.6%	22.0%
Light Duty Trucks	8.1%	9.7%	11.7%	10.9%	13.7%
SUVs	7.3%	7.5%	9.2%	8.1%	8.2%
CUVs	53.8%	55.1%	53.1%	55.5%	56.0%
Total	99.99%	100.00%	100.00%	100.00%	99.79%
Distribution of Receivables by Make: (1)					
Toyota	58.5%	57.5%	55.8%	58.8%	60.8%
Lexus	41.6%	42.5%	44.2%	41.2%	39.2%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

(1) Percentages may not add to 100.0% due to rounding.

Source: *Company Reports as of March 31, 2022*

TOYOTA FINANCIAL SERVICES 46

TOYOTA FINANCIAL SERVICES 47 Managed Portfolio Performance - Lease (1) Data presented in the table is based upon Lease Balance for new and used vehicles. (2) Number of contracts outstanding at end of period. (3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to b e p ast due if less than 90% of such payment is made. Source: Company Reports 2022 2021 2020 2019 2018 Outstanding Contracts (2) 1,057,438 1,248,019 1,362,691 1,441,680 1,482,723 Number of Accounts Past Due in the following categories 30 - 59 days 7,421 6,356 12,379 10,497 10,768 60 - 89 days 1,777 1,615 3,017 2,613 2,724 Over 89 days 1,287 1,100 1,724 1,456 1,464 Delinquencies as a Percentage of Contracts Outstanding (3) 30 - 59 days 0.70% 0.51% 0.91% 0.73% 0.73% 60 - 89 days 0.17% 0.13% 0.22% 0.18% 0.18% Over 89 days 0.12% 0.09% 0.13% 0.10% 0.10% TMCC Lease Delinquency Experience (1) At March 31,

Managed Portfolio Performance - Lease

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands)[1]

	For the Fiscal Years Ended March 31,				
	2022	2021	2020	2019	2018
Lease Contracts Outstanding ($) [2]	$32,383,470	$37,225,687	$39,532,930	$41,228,179	$41,890,127
Average Lease Contracts Outstanding ($)	$32,747,054	$34,489,521	$40,586,875	$41,961,871	$41,431,204
Number of Lease Contracts Outstanding (Units)	1,057,438	1,248,019	1,362,756	1,441,680	1,482,723
Average Number of Lease Contracts Outstanding (Units) [3]	1,074,837	1,186,552	1,400,448	1,473,405	1,469,445
Number of Repossessions Sold (Units) [4]	2,656	4,454	8,052	11,474	13,383
Number of Repossessions Sold as a Percent of the Average Number of Lease Contracts Outstanding [7]	0.25%	0.38%	0.57%	0.78%	0.91%
Charge-Offs ($) [5]	$8,914.00	$74,646.00	$100,313.00	$134,435.00	$161,078.00
Charge-Offs (Units)	16,223	19,121	21,124	30,396	31,631
Recoveries ($) [6]	$22,291	$27,503	$44,452	$46,525	$40,155
Net (Gains)/Losses ($)	($13,377.00)	$47,143.00	$55,861.00	$87,910.00	$120,923.00
Net (Gains)/Losses as a Percentage of Average Dollar Amount of Lease Contracts Outstanding [7]	-0.04%	0.14%	0.14%	0.21%	0.29%

(1) Includes contracts that have been sold but are still being serviced by TMCC (excluding TCPR).
(2) Outstanding balance is equal to the net book value of the related Lease.
(3) Averages are computed by taking an average of the month end outstanding amounts for each period presented.
(4) Includes bankrupt repossessions but excludes bankruptcies.
(5) Amount charged off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and dealer reserve chargebacks.
(7) Annualized

Source: *Company Reports*

TOYOTA FINANCIAL SERVICES 48

TMCC Managed Lease Portfolio Residual Loss Experience - Aggregate Portfolio(1)(2)

TMCC Managed Lease Portfolio Residual Loss Experience - Aggregate Portfolio(1)(2)

	For the Three Months Ended March 31,		For the Calendar Years Ended December 31,				
	2022	2021	2021	2020	2019	2018	2017
Total Number of Vehicles Scheduled to Terminate	94,747	101,767	454,712	479,174	549,909	521,566	417,523
Total ALG Residuals on Vehicles Scheduled to Terminate	$1,937,131,655	$1,921,770,590	$8,602,663,675	$8,996,342,832	$10,061,005,205	$9,372,887,926	$7,660,962,912
Number of Vehicles Returned to TMCC(3)	3,389	24,622	55,268	185,933	290,257	288,208	220,707
Number of Vehicles Going to Full Term(4)	43,384	48,266	221,591	290,760	326,435	293,215	219,393
Vehicles Returned to TMCC Ratio	3.6%	24.2%	12.2%	38.8%	52.8%	55.3%	52.9%
Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC(5)	$3,523,675	$63,919,650	$160,325,940	$265,614,400	$403,918,445	$199,052,612	($63,041,052)
Average Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC(5)	$1,040	$2,596	$2,901	$1,429	$1,392	$691	($286)
Total ALG Residuals on Vehicles Returned to TMCC	$72,496,244	$510,683,048	$1,156,122,000	$3,677,196,256	$5,384,755,018	$5,238,378,419	$4,101,976,771
Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Returned Vehicles sold by TMCC	4.9%	12.5%	13.9%	7.2%	7.5%	3.8%	(1.5%)
Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate	0.2%	3.3%	1.9%	2.9%	4.0%	2.1%	(0.8%)
Average Contract Residual Value as a Percentage of Adjusted MSRP(6)	57.1%	57.1%	56.2%	58.4%	60.4%	60.2%	59.6%
Average ALG Residual as a Percentage of Adjusted MSRP(6)	52.4%	51.7%	50.8%	51.3%	51.4%	51.8%	54.2%
Percentage Difference	4.7%	5.5%	5.4%	7.1%	9.0%	8.4%	5.5%

(1) The residual value loss data reported in this table includes all lease contracts purchased by TMCC or the Titling Trust (Toyota Lease Trust). The residual value loss data reported in this table also includes lease contracts that have been sold but are still being serviced by TMCC.
(2) For purposes of this table, the "ALG Residual" for each leased vehicle is equal to the related residual value estimate produced by Automotive Lease Guide at the time of origination of the related lease with average condition and standard mileage (15,000 miles/year) or, if such estimate is unavailable, the related Contract Residual Value.
(3) Excludes repossessions, charge-offs, and vehicles in inventory, but includes early terminations
(4) Includes all vehicles terminating at scheduled maturity, terminating past scheduled maturity and terminating within 30 days prior to scheduled maturity.
(5) Residual gain/(loss) is net of remarketing expenses, and excess wear and tear and excess mileage collections.
(6) Adjusted MSRP includes value added vehicle adjustments.

Source: *Company Reports*

TOYOTA FINANCIAL SERVICES 49

TMCC Managed Lease Portfolio Residual Loss Experience – By Make [1][2]

		For the Three Months Ended March 31,		For the Calendar Years Ended December 31,				
		2022	2021	2021	2020	2019	2018	2017
Toyota	Total Number of Vehicles Scheduled to Terminate	59,802	73,083	320,945	332,459	380,620	357,345	297,767
	Total ALG Residuals on Vehicles Scheduled to Terminate	$1,066,124,971	$1,221,041,744	$5,398,662,674	$5,464,064,498	$5,987,649,175	$5,361,392,179	$4,587,410,542
	Number of Vehicles Returned to TMCC[3]	2,545	12,880	29,945	105,292	170,320	168,907	139,457
	Number of Vehicles Going to Full Term[4]	28,057	35,956	161,583	207,802	234,653	204,393	161,140
	Vehicles Returned to TMCC Ratio	4.3%	17.6%	9.3%	31.7%	44.7%	47.3%	46.8%
	Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[5]	$22,422	$16,777,352	$44,725,819	$91,532,283	$261,828,887	$155,548,670	($84,800,175)
	Average Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[5]	$9	$1,303	$1,494	$869	$1,537	$921	($608)
	Total ALG Residuals on Vehicles Returned to TMCC	$51,643,927	$230,088,856	$551,618,419	$1,738,439,401	$2,521,531,865	$2,341,297,955	$2,012,567,456
	Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Returned Vehicles sold by TMCC	0.0%	7.3%	8.1%	5.3%	10.4%	6.6%	(4.2%)
	Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate	0.0%	1.4%	0.8%	1.7%	4.4%	2.9%	(1.8%)
	Average Contract Residual Value as a Percentage of Adjusted MSRP[6]	60.3%	58.8%	58.5%	60.0%	62.0%	60.8%	59.2%
	Average ALG Residual as a Percentage of Adjusted MSRP[6]	55.6%	54.0%	53.5%	53.7%	53.1%	53.1%	55.4%
	Percentage Difference	4.7%	4.8%	5.0%	6.3%	8.9%	7.7%	3.8%

(1) The residual value loss data reported in this table includes all lease contracts purchased by TMCC or the Titling Trust (Toyota Lease Trust). The residual value loss data reported in this table also includes lease contracts that have been sold but are still being serviced by TMCC.
(2) For purposes of this table, the "ALG Residual" for each leased vehicle is equal to the related residual value estimate produced by Automotive Lease Guide at the time of origination of the related lease with average condition and standard mileage (15,000 miles/year) or, if such estimate is unavailable, the related Contract Residual Value.
(3) Excludes repossessions, charge-offs, and vehicles in inventory, but includes early terminations
(4) Includes all vehicles terminating at scheduled maturity, terminating past scheduled maturity and terminating within 30 days prior to scheduled maturity.
(5) Residual gain/(loss) is net of remarketing expenses, and excess wear and tear and excess mileage collections.
(6) Adjusted MSRP includes value added vehicle adjustments.

Source: *Company Reports*

TOYOTA FINANCIAL SERVICES 50

TMCC Managed Lease Portfolio Residual Loss Experience – By Make [(1)(2)]

		For the Three Months Ended March 31,		For the Calendar Years Ended December 31,				
		2022	2021	2021	2020	2019	2018	2017
Lexus	Total Number of Vehicles Scheduled to Terminate	34,945	28,684	133,767	146,715	169,289	164,221	119,756
	Total ALG Residuals on Vehicles Scheduled to Terminate	$871,006,684	$700,728,846	$3,204,001,001	$3,532,278,334	$4,073,356,030	$4,011,495,747	$3,073,552,370
	Number of Vehicles Returned to TMCC[(3)]	844	11,742	25,323	80,641	119,937	119,301	81,250
	Number of Vehicles Going to Full Term[(4)]	15,327	12,310	60,008	82,958	91,782	88,822	58,253
	Vehicles Returned to TMCC Ratio	2.4%	40.9%	18.9%	55.0%	70.8%	72.6%	67.8%
	Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[(5)]	$3,501,253	$47,142,298	$115,600,120	$174,082,117	$142,089,558	$43,503,942	$21,759,123
	Average Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[(5)]	$4,148	$4,015	$4,565	$2,159	$1,185	$365	$268
	Total ALG Residuals on Vehicles Returned to TMCC	$20,852,316	$280,594,192	$604,503,582	$1,938,756,855	$2,863,223,153	$2,897,080,464	$2,089,409,315
	Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Returned Vehicles sold by TMCC	16.8%	16.8%	19.1%	9.0%	5.0%	1.5%	1.0%
	Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate	0.4%	6.7%	3.6%	4.9%	3.5%	1.1%	0.7%
	Average Contract Residual Value as a Percentage of Adjusted MSRP[(6)]	53.7%	54.5%	52.8%	56.1%	58.2%	59.4%	60.3%
	Average ALG Residual as a Percentage of Adjusted MSRP[(6)]	48.9%	48.0%	46.8%	47.9%	49.1%	50.1%	52.5%
	Percentage Difference	4.8%	6.5%	6.0%	8.3%	9.2%	9.4%	7.8%

(1) The residual value loss data reported in this table includes all lease contracts purchased by TMCC or the Titling Trust (Toyota Lease Trust). The residual value loss data reported in this table also includes lease contracts that have been sold but are still being serviced by TMCC.
(2) For purposes of this table, the "ALG Residual" for each leased vehicle is equal to the related residual value estimate produced by Automotive Lease Guide at the time of origination of the related lease with average condition and standard mileage (15,000 miles/year) or, if such estimate is unavailable, the related Contract Residual Value.
(3) Excludes repossessions, charge-offs, and vehicles in inventory, but includes early terminations
(4) Includes all vehicles terminating at scheduled maturity, terminating past scheduled maturity and terminating within 30 days prior to scheduled maturity.
(5) Residual gain/(loss) is net of remarketing expenses, and excess wear and tear and excess mileage collections.
(6) Adjusted MSRP includes value added vehicle adjustments.

Source: *Company Reports*

TOYOTA FINANCIAL SERVICES 51

Lease ABS Comparison

Toyota Lease Owner Trust (TLOT)

Original Summary Characteristics by Prior Securitization:	**TLOT 2021-A**	**TLOT 2021-B**	**TLOT 2022-A**
Number of Specified Leases	51,807	52,975	42,773
Aggregate Securitization Value	$1,492,537,313.75	$1,552,238,806.88	$1,301,865,323.91
Total of Base Residual Values	$1,006,870,109.91	$1,074,733,012.67	$893,980,936.98
Base Residual as a Percentage of Aggregate Securitization Value	67.5%	69.2%	68.7%
Average Securitization Value	$28,809.57	$29,301.35	$30,436.61
Average Base Residual Value	$19,435.02	$20,287.55	$20,900.59
Original Number of Monthly Payments	38	38	38
Remaining Number of Monthly Payments	28	27	28
Weighted Average FICO	773	772	772
Minimum FICO	620	620	620
Maximum FICO	900	900	900
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate securitization value:			
State 1	CA – 19.3%	CA – 19.8%	CA – 20.0%
State 2	NY – 11.7%	NY – 11.9%	NY – 11.3%
State 3	FL – 8.8%	FL – 9.1%	FL – 10.6%
State 4	NJ – 8.1%	NJ – 7.9%	TX – 7.8%
State 5	TX – 7.9%	TX – 7.4%	NJ – 7.6%
Distribution of Receivables by Vehicle Type: [1]			
Passenger Cars	31.1%	29.5%	29.5%
Light Duty Trucks	4.8%	6.3%	6.1%
SUVs	8.5%	9.1%	7.5%
CUVs	55.6%	55.0%	57.0%
Total	100.00%	100.00%	100.00%
Distribution of Receivables by Make: [1]			
Toyota	49.6%	51.0%	47.9%
Lexus	50.4%	49.0%	52.1%
Total	100.00%	100.00%	100.00%

(1) Percentages may not add to 100.00% due to rounding

Source: *Company Reports*

TOYOTA FINANCIAL SERVICES 52